UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 24, 2008

(Date of earliest event reported)

ALASKA AIRLINES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Alaska

(State or Other Jurisdiction of Incorporation)

000-19978	92-0009235
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard, Seattle, Washington	98188
(Address of Principal Executive Offices)	(Zip Code)

(206) 392-5040

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement

On September 24, 2008, Alaska Airlines, Inc. executed the Fourth Amendment to its Credit Agreement dated March 25, 2005. The amendment eliminates all previous financial covenants under the Credit Agreement and replaces those covenants with a “minimum unrestricted cash” covenant. The new covenant requires that Alaska maintain at all times a combined total not less than $500 million in unrestricted cash and cash equivalents and marketable securities.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIRLINES, INC.
Registrant

Date: September 25, 2008

/s/ Brandon S. Pedersen
Brandon S. Pedersen
Vice President/Finance and Controller

/s/ Bradley D. Tilden
Bradley D. Tilden
Executive Vice President/Finance and Planning and Chief Financial Officer

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